Note Receivable (Tables)	6 Months Ended
Jun. 30, 2026
Note Receivable [Abstract]
Schedule of Note Receivable Allowance for Expected Credit Losses	The Company recorded an allowance for expected credit losses of approximately US$0.21 million as of both June 30, 2026 and December 31, 2025. Accordingly, the net carrying amount of note receivables was approximately US$3.37 million and US$4.07 million, respectively.

	June 30,	December 31,
	2026	2025

Gross note receivables	3,575,439	4,279,839
Allowance for expected credit losses	(208,869)	(208,869)
Note receivables, net	$3,366,570	$4,070,970